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                                                        EXHIBIT G


                               SUBLEASE

      This Sublease is between ______________________, with a usual place of business at 595 Cottage Street, Springfield, Massachusetts 01104, hereinafter referred to as the"Sublessor", and ELXSI, a California Corporation, d/b/a Bickford's Family Restaurants, with a usual place of business located at 1330 Soldiers Field Road, Boston, Massachusetts 02135, hereinafter referred to as the "Sublessee".

      The Sublessor is the tenant under a lease (the "Lease") dated _________________________ between the Sublessor as tenant and ___________________ as landlord (the "Landlord"), pursuant to which the Sublessor leases from the Landlord the premises located at __________________________ (the "Leased Premises"). The
Leased Premises consist of a restaurant building (the "Building"), a parking area and related site improvements. The Leased Premises are more particularly described in Exhibit A, which is attached hereto and made a part hereof. The Sublessor desires to sublease the Leased Premises to the Sublessee, and the Sublessee desires to sublease the Leased Premises from the Sublessor, on the terms and conditions hereinafter set forth.

      In furtherance of the foregoing and in consideration of the mutual promises contained herein, the parties hereto agree as follows:

      1. Definition of Terms. Terms not otherwise defined in this Sublease shall have the same meanings as set forth in the Lease. A true and complete copy of the Lease is attached hereto as Exhibit B. Except to the extent modified by the provisions of this Sublease, the provisions of the Lease are hereby
incorporated in this Sublease by reference.   The landlord or
lessor pursuant to the Lease is referred to herein as the
"Landlord".   All references in the Lease to the Landlord, the
Tenant, or the like shall be deemed to refer to the Sublessor and the Sublessee, respectively, unless the context of the Lease or this Sublease otherwise requires,including without limitation restrictions on Sublessor's consents set forth in paragraph 17,below. All references in the Lease to the Premises, or the like, shall be deemed to refer to the Leased Premises that are the subject of this Sublease.

       2.   Leased Premises.

            (a) The Sublessor hereby leases to the Sublessee, and the Sublessee hereby leases from the Sublessor, for the term and upon the conditions contained in this Sublease,the Leased Premises. Except to the extent otherwise provided herein, (i) the Sublessor agrees that in connection with the Sublessee's sublease of the Leased Premises from the Sublessor, the Sublessee shall be entitled to the benefit of all of the Sublessor's rights under the Lease with respect to the Leased Premises, including without limitation any right of first refusal, option to purchase, right to seek property tax abatements, right to contest legal requirements, right to erect or alter signs, right to hold over, or right to alter or add to structures on the Leased Premises, and (ii) the Sublessee agrees that in connection with its sublease of the Leased Premises from the Sublessor, the Sublessee shall be subject to and pay for all of Sublessor's obligations under the Lease except the obligation to pay rent)relating to the Leased Premises.

           (b) Except as otherwise expressly provided in this Sublease, the Sublessor hereby reserves to itself (i) in the event of a default by the Sublessee, as defined in paragraph 13 below, the right to maintain, use, repair and replace pipes, ducts, wires, meters and any other equipment, machinery, apparatus and fixtures located within or without the Leased Premises; and (ii) the right to enter the Leased Premises for repair and maintenance for emergency purposes at any time.

      3.   Use Restrictions.

           The Sublessee may use the Leased Premises only as a restaurant, unless the Sublessee obtains the prior written consent of the Sublessor to any proposed alternate use,which consent shall not be unreasonably withheld so long as the proposed alternate use is not contrary to any applicable law or regulation, or the terms of the Lease. The Sublessee shall not use, suffer or permit the use by any person of the Leased Premises for any purpose or in any manner which is contrary to any applicable law or regulation, which may constitute a nuisance or be offensive or which could cause injury or damage to the Leased Premises.

      4.   Commencement Date; Condition of Leased Premises.

      The term of this Sublease shall commence on July 3, 1995
(the"Commencement Date"). The Sublessee shall take possession of the Leased Premises in "AS IS" condition on the Commencement
Date.

      5.   Term.

           (a) The Sublessee shall hold the Leased Premises for an initial term equal to the current effective term of the Lease, which term expires on ___________________. The phrase "lease year" as used herein shall mean a period of twelve (12) consecutive calendar months commencing on July 3 of each year during the term of this Sublease.

           (b) To the extent that the Lease permits the Sublessor to exercise an option to extend the term thereof, Sublessor, upon prior written request of Sublessee as set forth below, shall take any and all actions required to preserve and/or exercise such option on behalf of or for the benefit of the Sublessee. Any such action shall be taken at no cost to Sublessor, and the Sublessee agrees to indemnify and hold harmless the Sublessor from and against any and all claims, demands, liability, damages, costs and expenses, including without limitation reasonable attorney's fees, suffered or incurred by Sublessor as a result of or in connection with the taking of any such action. The Sublessor hereby grants the Sublessee an option to extend the term of this Sublease (the "Option") in accordance with the terms contained herein and the terms contained in the Lease. The Option may only be exercised upon the delivery by the Sublessee to the Sublessor of written notice of its intention to exercise an Option and extend the term hereof at least six (6) months prior to the ending date of the then current term. Upon the delivery of such written notice and provided that the Sublessee is not in default of any of its obligations hereunder either at the time of the delivery of such notice or at the ending date of the then current term, the term of this Sublease shall be extended in accordance herewith and upon all of the terms and conditions contained herein and in the Lease without the necessity of executing any other instrument or document, and the ending date of the term of this Sublease shall be the last day of the applicable option period.

      6.   Rent.

           (a) The Sublessor and the Sublessee agree that the annual rent payable by the Sublessee during the first five (5) years of this Sublease, shall be ________________ per year (the "Initial Rent"), which Initial Rent shall increased by five percent (5%) on the fifth anniversary of the date of this Sublease (the "Increased Rent"). The Increased Rent shall be increased by five percent (5%) over the immediately preceding Increased Rent for each subsequent five (5) year period of this Sublease, whether during the initial term or any extended term of this Sublease.

           (b) The annual rent payable by the Sublessee to the Sublessor pursuant to paragraph 6(a) above shall be payable in equal monthly installments at the office of the Sublessor or at the Sublessor's agent, in advance, upon the first day of each calendar month during the term of this Sublease. The rent for any portion of a calendar month shall be appropriately adjusted.

           (c) The Sublessee agrees to pay the rent provided for in this Sublease as and when due including any additional rent, as well as all sums of money, charges or other amounts required to be paid by the Sublessee to the Sublessor or to another person under this Sublease, all of which shall be deemed to be "rent" in addition to the rent expressly provided for herein. All payments of rent and additional rent shall be due and payable without demand therefor unless otherwise expressly provided in this Sublease. Non-payment of additional rent when due shall constitute a default under this Sublease to the same extent, and shall entitle the Sublessor to the same remedies, as non-payment of rent.

          (d) Sublessee agrees that any rent or additional rent as required by this Sublease shall not be subject to any offset or reduction, whether or not the Sublessee has a claim against the Sublessor.

     7.   Additional Rent.

          (a) Real Estate and Personal Property Taxes. To the extent that the Sublessor is required by the Lease to pay such amounts, the Sublessee shall pay to the Sublessor for each lease year during the term of this Sublease, as additional rent, one hundred (100%) percent of the amount of all real estate taxes and assessments, including betterment assessments, levied with respect to the Leased Premises (the "Real Estate Taxes"). Similarly, the Sublessee also shall be responsible for any and all personal property taxes (the "Personal Property Taxes").

          (b) Insurance. The Sublessee shall pay, as additional rent, one hundred(100%) percent of the actual costs incurred by the Sublessee to insure the Leased Premises as required in paragraph 11, below (the "Insurance").

          (c) Payment of Additional Rent. All additional rent shall be paid within ten (10) days of the Sublessor's submittal of a bill showing the amount of additional rent due to the Sublessee.

          (d) Net Sublease. It is the specific intention of the Sublessor and the Sublessee that this Sublease shall be a "triple net" Sublease and that the rental amounts set forth in this Sublease shall be the net amount of money obtained by the Sublessor in connection with the Sublease of the Leased Premises by the Sublessor to the Sublessee, and the Sublessor shall not be required to make any payments on account of, in connection with or arising out of the use and occupancy of the Leased Premises, perform any services or otherwise take any actions with respect to the Leased Premises, all of which shall be the sole responsibility of the Sublessee, other than as specifically set forth herein or in the Lease. The Sublessee agrees to indemnify and hold the Sublessor harmless from and against any such costs, expenses and obligations.

     8.   Condition of Subleased Premises, Maintenance and
Repairs, Surrender.

          (a) Except as otherwise set forth in a certain Purchase and Sale Agreement dated as of May ___, 1995 by and between the Abdow Corporation as Seller and the Lessee as Buyer (the "Purchase and Sale Warranties"), neither the Sublessor nor any related party of the Sublessor has made and the Sublessee has not relied upon any representations or warranties, whether express or implied, as to the condition of the Leased Premises or their suitability for the Sublessee's use other than those which may be specifically set forth in this Sublease. The Purchase and Sale Warranties applicable to this Sublease are set forth in Exhibit C, which is attached hereto and made a part hereof. The Sublessee acknowledges that the Sublessee has had a full and complete opportunity to inspect the Leased Premises. The Sublessee accepts the Leased Premises in the condition existing upon the Commencement Date.

          (b) The Sublessee agrees that during the term of this Sublease it shall, at its own expense, and to the extent required by the Lease, make all necessary structural and other repairs to the Leased Premises, including without limitation all repairs required with respect to the roof and the exterior of the Leased Premises, and it shall maintain the Building, any fixtures therein and the plumbing, electrical and air conditioning and heating systems servicing the Leased Premises in good working order and condition. The Sublessee agrees that during the entire term of this Sublease it shall, at all times, keep the Leased Premises in a good, clean condition and in good order and repair and it shall make all necessary repairs and perform all necessary maintenance for such purposes. To the extent required by the Lease, the Sublessee shall be responsible for all necessary repairs, replacements and maintenance of all glass, floors and walls. If the Sublessee fails, refuses or neglects to make such repairs or perform such obligations or fails to prosecute diligently such repairs to completion or completely perform such obligations, the Sublessor shall give the Sublessee written notice of Sublessee's failure, and, if, in such event, the Sublessee does not perform such obligations or fails to prosecute diligently such repairs to completion or completely perform such obligations within twenty (20) days of the date of such notice, the Sublessor may either declare the Sublessee to be in default or make such repairs or perform such obligations at the expense of the Sublessee, and such expenses shall be collectible as additional rent. The Sublessee shall not permit the Leased Premises to be overloaded,damaged, stripped or defaced nor suffer any waste. Removal of trash and other debris,snow and ice from the Leased Premises shall be the Sublessee's responsibility and shall beat the sole expense of the Sublessee.

          (c) The Sublessee agrees that during the term of this Sublease it shall not discharge, release or cause or permit to be discharged or released any hazardous or toxic wastes, materials, pollutants, solvents or metals, as defined in any local, state or federal statute, law, order, ordinance, rule or regulation (collectively, "Hazardous Materials"), in gaseous, solid or liquid form, into the ground, air, plumbing system, the solid waste disposal receptacles of the Leased Premises or the sanitary and/or storm drain system servicing the Leased Premises. The Sublessee agrees that any such discharge or release of Hazardous Materials, whether or not such discharge or release originated on the Leased Premises, shall constitute an event of default under this Sublease without further notice to the Lessee,unless the Sublessee proceeds with all due diligence to take all necessary steps to remediate such discharge in accordance with all applicable federal, state and local laws and regulations and unless the Sublessee continues such remediation efforts diligently until completion incompliance with all such laws and regulations, and in the event of a default hereunder the Sublessee agrees that the Sublessor may take such actions as the Sublessor, in its sole discretion, deems necessary or appropriate in order to abate or mitigate such discharge or release and/or the effect thereof. All such actions taken by the Sublessor shall be taken in the Sublessor's sole discretion, and the Sublessor shall not have any obligation to take any such actions.

The Sublessee agrees to indemnify and hold the Sublessor harmless from and against any claims, demands, liability, damages, costs and expenses, including without limitation reasonable attorneys' fees, and fines or penalties, and all expenses for any environmental engineering, remediation and disposal of any Hazardous Materials, suffered or incurred by the Sublessor as a result of or in connection with any discharge or release on the Leased Premises of any Hazardous Materials, and all such amounts shall be collectible from the Sublessee as additional rent. In the event of a claim against the Sublessor pursuant to the terms of this paragraph 8(c), the Sublessee shall provide counsel of its choosing, at Sublessee's sole cost and expense, to defend such claims. The Sublessor shall have the right to approve such counsel, which approval shall not be unreasonably withheld.

          (d) The Sublessor shall not be liable for any injury to or interference with the Sublessee's business arising from or caused by the making of any repairs in or to the Leased Premises or to any appurtenances thereto or equipment therein permitted hereunder. There shall be no abatement of rent because of such repairs, alterations, or improvements, except as otherwise expressly provided herein. The Sublessor agrees to use its best efforts not to interfere unreasonably with the conduct by the Sublessee of its business in the Leased Premises in connection with any such repairs, alterations, additions or improvements.

     9.   Surrender.

          At the end of the term of this Sublease or upon the earlier termination of this Sublease, the Sublessee shall surrender the Leased Premises to the Sublessor, together with all alterations, additions and improvements thereto, in broom clean condition and in good order and repair except for ordinary wear and tear. Subject to the provisions of the Lease,if the Sublessee is not then in default under the terms hereof, the Sublessee shall have the right at the end of the term hereof to remove any equipment, furniture, trade fixtures or other personal property owned by or placed in the Leased Premises by the Sublessee. The Sublessee shall promptly repair any damage to the Leased Premises caused by such removal and restore the Leased Premises to the condition existing upon the commencement date. In the event that the Sublessee fails to repair and restore the Leased Premises as provided herein, the Sublessor may perform or cause such repairs and restoration to be performed at the Sublessee's expense. In the event of the Sublessee's failure to remove any of Sublessee's property from the Leased Premises, Sublessor is hereby authorized, without liability to Lessee for loss or damage thereto, and at the sole risk of Sublessee, to remove any of the property at Sublessee's expense, or to retain same under Sublessor's control or to sell at public or private sale, without notice, any or all of the property not so removed and to apply the net proceeds of such sale to the payment of any sum due hereunder, or to destroy such property.

     10.  Compliance with Law.

          The Sublessee agrees that it shall, at its own expense, comply with all state and federal statutes, municipal regulations, and all regulations and orders of any public authority with respect to the use and occupancy of the Leased
Premises or with respect to any alteration or repair of the Leased Premises undertaken by the Sublessee.

     11.  Indemnity and Liability Insurance.

          (a) The Sublessee agrees that, unless caused by the negligence of the Sublessor, it will (i) indemnify the Sublessor against any injury, loss, claim or damage to any person or property while on the Leased Premises; (ii) indemnify the Sublessor against any injury, loss, claim or damage to any person or property, wherever located, if caused by the negligent or tortious acts of the Sublessee or its agents or servants; and
(iii) without limiting the generality of the foregoing, the Sublessee specifically agrees that it will not make any claim against the Sublessor based on the leakage of water, gas or other substance from any pipes, sprinklers or equipment, or by reason of the existence, use or misuse of water or plumbing, heating, electrical, gas or other fixtures or equipment, unless due to the negligence of the Sublessor.

          (b) If the Sublessor shall, without fault or negligence on its part, be made a party to any litigation commenced by or against the Sublessee, the Sublessee shall protect and hold the Sublessor harmless and indemnified from and against any loss or damage sustained by the Sublessor as a result thereof, and the Sublessee shall pay all costs and expenses, including reasonable attorneys' fees, incurred or paid by the Sublessor in connection with such litigation.

          (c) The Sublessee shall procure and maintain in full force and effect the same insurances, including but not limited to Comprehensive General Liability and property damage insurance, in the same amounts and terms, as the Sublessor is required to maintain pursuant to the Lease. Notwithstanding anything contained herein to the contrary, to the extent that the Lease does not require such coverage, or requires coverage of a lesser amount, the Sublessee shall procure and maintain in full force a "Comprehensive General Liability" insurance policy. Under such policy Bodily Injury limits shall not be less than$2,000,000 each person, each occurrence and Property Damage limits shall not be less than$2,000,000 each occurrence. Certificates of the insurance effected under this paragraph, and certificates of any and all renewals or replacements of this policy, shall be delivered to the Sublessor as soon as possible after the effective date of this Sublease. The policy or certificate shall name the Sublessor as an additional insured, and shall provide that the insurance shall not be canceled or reduced in amounts of limits, or reduced in breadth of coverage without thirty (30) days prior written notice to the Sublessor, and that no act or omission on the part of the Sublessee shall invalidate such policies as they apply to the Sublessor.

          (d) The Sublessee shall provide and maintain in full force any and all other insurance policies of types and limits required of the Sublessor pursuant to the Lease, or normally procured by persons engaged in the restaurant business where the Leased Premises are located, in each case naming the Sublessor as an additional insured and all such policies providing for at least thirty (30) days prior notice to Sublessor of any material charge thereto, that no act or omission on the part of the Sublessee shall invalidate such policies that apply to the Sublessor and securing any and all such policies from companies licensed to do business where the Leased Premises are located.

          (e) Unless otherwise provided by the Landlord pursuant to the terms of the Lease, the Sublessee shall carry fire insurance with extended coverage on Leased Premises in an amount not less than the full insurable value of the Leased Premises, exclusive of the foundations, or as required of the Sublessor pursuant to the Lease, whichever is greater. Certificates of the insurance effected under this paragraph, and certificates of any and all renewals or replacements of this policy, should be delivered to the Sublessor as soon as possible after the effective date of this Sublease. The policy or certificate shall name the Sublessor as an additional insured, shall provide that the insurance shall not be canceled or reduced in the amounts of limits, or reduced in breadth of coverage without thirty (30) days prior written notice to the Sublessor, and that no act or omission on the part of the Sublessee shall invalidate such policies as applied to the Sublessor.

          (f) The Sublessee shall not violate or permit violation of any of the conditions and provisions contained in any insurance policies provided for in this Sublease. The
Sublessee shall perform and satisfy the requirements of the insurance company writing any such policies so that at all times
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insurance companies of good standing shall be willing to write or continue such insurance policies.

     12.  Utilities.

          The Sublessor and the Sublessee agree that to the extent required of the Sublessor pursuant to the Lease, the Sublessee shall obtain and pay for all utilities used or consumed by the Sublessee in connection with its use and occupancy of the Leased Premises, including without limitation all gas, electric, telephone, water, sewer and all other utilities,at the Sublessee's sole cost and expense.

     13.  Destruction of Leased Premises.

          (a) Subject to any and all requirements of the Lease, if the Leased Premises are damaged by fire, the elements, unavoidable accident or other casualty, the Sublessee shall at its own expense cause such damage to be repaired within a reasonable time, and any rent or additional rent required hereunder shall continue unabated. In causing such damage to be repaired, the Sublessee may use the proceeds of any insurance policies required pursuant to the terms of paragraph 11, above, to the extent that such proceeds are not required to pay claims of any person arising out of the incident which caused such damage to the Leased Premises.

          (b) Subject to any and all requirements of the Lease, in the event that during any effective term hereof the Leased Premises are destroyed in whole or in part,which destruction is a risk covered by any insurance provided for pursuant to the terms of paragraph 11, above, and if the total amount of such loss exceeds fifty percent (50%) of the full insurable value of the Leased Premises, Sublessee shall make the loss adjustment with the insurance company insuring the loss and on receipt of the proceeds shall immediately pay such proceeds to a party designated by the institutional lender holding a first mortgage on the fee interest of the Leased Premises, or, if there is no such first fee mortgage, by the institutional lender holding a first mortgage on the leasehold interest of the Leased Premises,or, if there is no such first leasehold mortgage, by the institutional lender holding a first mortgage on the subleasehold interest of the Leased Premises, or, if there is no such subleasehold mortgage, by the Sublessor (the "Insurance Trustee"). If the designated Insurance Trustee appointed by the Sublessor is an institutional lender qualified to do business in the Commonwealth of Massachusetts, no prior approval of the Sublessee is required, but the Sublessor shall provide Sublessee with written notice of the name and address of the Insurance Trustee. If the Leased Premises destroyed are not covered by the insurance described in paragraph 11, above, and Sublessee has the obligation to restore the Leased Premises, the Sublessee shall deposit with the Insurance Trustee the necessary funds to complete the restoration. All sums deposited with the Insurance Trustee shall be held for the following purposes and the Insurance Trustee shall have the following powers and duties.
The sums deposited shall be paid in installments by the Insurance Trustee to the contractor retained by the Sublessee as construction progresses for payment of the cost of restoration.
A ten percent (10%) retention fund shall be established that will be paid to the contractor on completion of restoration, payment of all costs, expiration of all applicable liens, and proof that the Leased Premises are free of all mechanics liens, notices of contract and lienable claims.

     Payment shall be made on presentation of certificates or vouchers from the architect or engineer retained by Lessee showing the amount due. If the Insurance Trustee, in its reasonable discretion, determines that the certificates or vouchers are being improperly approved by the architect or engineer retained by Sublessee, the Insurance Trustee shall have the right to appoint an architect or engineer to supervise construction and to make payments on certificates or vouchers approved by the architect or engineer retained by the Insurance Trustee. The reasonable expenses and charges of the architect or engineer retained by the Insurance Trustee shall be paid by the Insurance Trustee out of the trust fund established hereunder.
If the sums held by the Insurance Trustee are not sufficient to pay the actual cost of restoration, Sublessee, to the extent required by this Sublease, shall deposit the amount of the deficiency with the Insurance Trustee within thirty (30) days after a request by the Insurance Trustee indicating the amount of the deficiency. Any sums not dispersed by the Insurance Trustee after restoration has been completed and final payment has been made to Sublessee's contractor shall be delivered within fifteen
(15) days (after a demand made by either party on the Insurance Trustee), by the Insurance Trustee to any mortgagee of the Leased Premises, if required by the terms of the mortgage, and shall be applied by such mortgagee to reduce the principal amount of any loan or obligation underlying such mortgage. Any undisbursed funds after compliance of the provisions of this paragraph 13(b) shall be delivered to Sublessor to the extent of Sublessor's contribution to the fund, and the balance, if any, shall be paid to Sublessee. All actual costs and charges of the Insurance Trustee shall be paid by Sublessee.

     If the Insurance Trustee resigns, or for any reason is unwilling to act or continue to act, Sublessor shall substitute a new trustee in place of the designated Insurance Trustee. If such substitute trustee is an institutional lender qualified to do business in the Commonwealth of Massachusetts, no prior consent of the Sublessee to such substitute trustee is required, but the Sublessor shall provide Sublessee with written notice of the name and address of such substitute trustee. Both parties shall promptly execute all documents and perform all acts reasonably required by the Insurance Trustee to perform its obligations under this paragraph 13(b), including any indemnifications or exonerations reasonably requested by the Insurance Trustee.

          (c) Subject to any and all requirements of the Lease, in the event the Leased Premises are damaged as set forth in paragraph 13(a) above, but such damage occurs during the last two years of the initial term of this Sublease or any Option Term thereof, the Sublessee shall at its own expense cause such damage to be repaired within a reasonable time, but in such event the Sublessee shall not be required to spend more than the amount of available insurance proceeds upon such repair. If such repair exceeds the amount of available insurance proceeds, either the Sublessor or the Sublessee may terminate this Lease and the tenancy hereby created by giving to the other, within the thirty
(30) days following the date of such occurrence, written notice of its election to terminate this Sublease thirty (30) days thereafter, and in that event the rent and additional rent shall be adjusted as the date which is thirty (30) days after the date of such notice and neither the Sublessor nor the Sublessee shall have any further liability pursuant to this Sublease, and all insurance proceeds shall be remitted to the Sublessor.

          (d) Notwithstanding anything contained herein to the contrary, the Sublessor shall have no claim upon, nor right to, any proceeds from any "business interruption"insurance procured by the Sublessee for the Sublessee's benefit.

     14.  Default.

          The occurrence of any of the following shall constitute an event of default and breach of this Sublease by the Sublessee:

          (a)  The failure of the Sublessee to pay, within ten
(10) days of the date when due, any installment of rent or additional rent due hereunder, any other sum required to be paid by the Sublessee or any part of any of the foregoing;

          (b) The failure of the Sublessee to observe or perform any other provisions,covenants or obligations of this Sublease to be observed or performed by the Sublessee,where such failure continues for thirty (30) days after the receipt by the Sublessee of written notice thereof from the Sublessor, or such longer time as may be necessary to cure such event of default given the nature of such event of default;

          (c) The making by the Sublessee of any assignment for the benefit of creditors; the adjudication that the Sublessee is bankrupt, insolvent or unable to pay its debts; the filing by or against the Sublessee of a petition to have the Sublessee adjudged a bankrupt or a petition for reorganization or arrangement under any law relating to bankruptcy unless, in the case of a petition filed against the Sublessee, such petition is dismissed within sixty (60) days after the filing thereof; the appointment of a trustee or receiver to take possession of substantially all of the Sublessee's assets located in the Leased Premises or of the Sublessee's interest in this Sublease, unless possession is restored to the Sublessee within thirty (30) days after such appointment; or the attachment, execution or levy against, or other judicial seizure of, substantially all of the Sublessee's assets located in the Leased Premises or of the Sublessee's interest in this Sublease, unless discharged within thirty (30) days after issuance thereof.

          (d) An event of default by the Sublessee pursuant to any other lease or sublease between the Sublessee as a lessee or sublessee, and any entity owned by, controlled by, or operated for the benefit of, George and Ronald Abdow, or their successors or assigns,as the lessor or sublessor. Notwithstanding anything contained herein to the contrary, in the event that the Sublessee assigns this Sublease with prior written consent of the Sublessor pursuant to paragraph 22, below, the provisions of this paragraph 13(d) shall be deleted as they regard the Leased Premises herein, and a default pursuant to this Sublease following such assignment or subleasing shall not constitute a default under any other lease or sublease between the Sublessor and the Sublessee.

     15.  Remedies.

          Upon the occurrence of any event of default as described in paragraph 14:

          (a) The Sublessor may perform for the account of the Sublessee any obligation with respect to which the Sublessee is in default and immediately recover as additional rent any expenditures made and the amount of any obligations incurred in connection therewith plus interest at the prime rate of Fleet Bank of Massachusetts, N.A.(or its successor) plus three percent (3%) per annum for such expenditures from the date of any such expenditures, together with a late charge for payments of rent past due at the same rate of interest;

           (b) The Sublessor, at its option, may serve notice upon the Sublessee that this Sublease and the then unexpired term hereof shall cease and expire and become absolutely void on the date specified in such notice, which shall be not less than five
(5) days after the date of receipt of such notice without any right on the part of the Sublessee to save forfeiture by payment of any sum due or by the performance of any term, provision, covenant, agreement or condition broken. This Sublease and the term hereof, as well as the right, title and interest of the Sublessee hereunder shall, upon the effective date of such notice, wholly cease and expire and become void in the same manner and with the same force and effect, except as to the Sublessee's liability, as if the date fixed in such notice were the date provided herein for the expiration of the term of this Sublease. Upon the delivery of such notice of termination the Sublessee shall immediately quit and surrender to the Sublessor the Leased Premises and in any event, the Sublessor may forcefully remove,without breach of the peace, the property of the Sublessee without being liable either in damages or in a criminal prosecution. No such expiration or termination of this Sublease shall relieve the Sublessee of its liability and obligations under this Sublease, whether or not the Leased Premises shall be relet. If the Sublessee fails to remove any equipment,furniture, trade fixtures or other property prior to any such repossession by the Sublessor such equipment, furniture, fixtures and other property shall be deemed abandoned by the Sublessee and shall become the property of the Sublessor;

          (c) The Sublessor may, at any time after the occurrence of any event of default, re-enter and repossess the Leased Premises or any part thereof and attempt, in its own name as agent for the Sublessee if this Sublease has not been terminated or on its own behalf if this Sublease has been terminated, to relet all or any part of such Leased Premises for and upon such terms and to such persons, firm or corporation and for such period or periods as the Sublessor, in its sole discretion, shall determine, including a term beyond the termination of this Sublease. The Sublessor shall not be required to accept any tenant offered by the Sublessee or observe any instruction given by the Sublessee with respect to such reletting. The cost of reasonable brokerage and legal fees expended by the Sublessor in connection with the reletting of the Leased Premises as well as the cost of repairing,restoring or redecorating the Leased Premises shall be charged to and be payable by the Sublessee as additional rent hereunder, and any sums collected by the Sublessor from any new tenant shall be credited against the balance of the rent due hereunder for the remainder of the term of this Sublease. The Sublessee shall pay to the Sublessor monthly,on the days when the rent would have been payable under this Sublease, the amount of rent and additional rent due hereunder less the amount obtained from any such new tenant;

          (d) The Sublessor may take any actions against the Sublessee permitted by the Lease to be taken by the Landlord against the Sublessee in the event of a default pursuant to the Lease.

          (e) The rights and remedies given to the Sublessor in this Sublease are distinct, separate and cumulative remedies, and no one of them, whether or not exercised by the Sublessor, shall be deemed in exclusion of any of the others.

     16.  Notice of Claims.

          In the event of any claim, cause of action or suit is made or brought against the Sublessee of which the Sublessee shall have knowledge, arising from the occupancy of the Sublessee of or pertaining to the Leased Premises, the Sublessee shall immediately notify the Sublessor thereof in writing.

PAGE

     17.  Sublease.

          This is a sublease, and except as otherwise expressly provided herein, this Sublease is expressly made subject to all of the terms and conditions of the Lease. The Sublessee agrees to use the Leased Premises in accordance with the terms of the Lease, and in connection therewith the Sublessee agrees that it shall not do or omit to do anything which would constitute a breach of or default under any of the provisions of the Lease.
In the event that the Lease is terminated, for any reason whatsoever, this Sublease shall terminate simultaneously. In the event of a conflict between the terms of this Sublease and the terms of the Lease, the terms of the Lease shall prevail. Notwithstanding anything contained herein to the contrary, in the event that the terms of the Lease require prior consent of the Landlord prior to an action by the Sublessee, the Sublessor's consent shall not be required in addition to the consent of the Landlord unless otherwise specifically set forth in this Sublease or as specifically required by the terms of the Lease.

          Notwithstanding anything contained herein to the contrary, the Sublessee agrees to provide Sublessor with any and all information reasonably necessary for the Sublessor to comply with the terms of the Lease, including without limitation, and if required by the terms of the Lease, annual sales reports for each twelve (12) month period ending March 31, and monthly reports of register receipts.

     18.  Quiet Enjoyment.

          The Sublessor covenants and agrees that upon the Sublessee's paying the rent herein reserved and performing and observing all the other covenants to be performed and observed on the part of the Sublessee, the Sublessee may use and occupy the Leased Premises throughout the full term of this Sublease without any disturbance by any person whatsoever claiming by or through the Sublessor, except as otherwise provided herein and subject, however, to the terms and conditions of the Lease and any mortgage which may now or hereafter affect the Leased Premises.

     19.  Non-disturbance, Attornment and Subordination
Agreements, Landlord's Consent, Waiver and Estoppel Certificates.

          To the extent permitted pursuant to the Lease, and upon the reasonable request of the Sublessee, the Sublessor shall request from the Landlord, the Sublessor's mortgagees and/or the Landlord's mortgagees, if any, (a) a Non-disturbance, Attornment and Subordination Agreement in substantially the form of Exhibit D, which is attached hereto and made a part hereof, and (b) a Landlord's Consent, Waiver and Estoppel Certificate in substantially the form of Exhibit E, which is attached hereto and made a part hereof.

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
     20.  Nonrecourse

          The Sublessee agrees that the individual trustees and beneficiaries of the Sublessor, if any, shall have no personal liability under this Sublease except to the extent of their interest in the Leased Premises. The Sublessee further agrees that its sole right of recourse in the event that it has any claim against the Sublessor shall be satisfied against such property.

     21.  Agreement Not to Amend Lease.

          The Sublessor agrees that during the term of this Sublease it shall not amend any substantive term of the Lease without the prior written consent of the Sublessor, which consent shall not be unreasonably withheld.

     22.  Brokers.

          The Sublessee hereby represents and warrants to Sublessor that it has dealt with no broker in connection with this sublease and there are no other brokerage commissions or other finders' fees in connection herewith, except as set forth herein. The Sublessor and Sublessee acknowledge that the Sublessee has been represented in this transaction by Kevin Hartigan, and the Sublessor and Sublessee further agree that, despite Kevin Hartigan's representation of the Sublessee, the Sublessor shall be responsible for Mr. Hartigan's commission.
The Sublessee hereby agrees to hold the Sublessor harmless from and indemnified against all loss or damage (including, without limitation, the cost of defending same) arising from any claim by any other broker claiming to have dealt with the Sublessee. The Sublessor and the Sublessee acknowledge that the Sublessor has been represented in this transaction by Duff & Phelps Capital Markets Co., who shall be paid solely by the Sublessor. The Sublessor agrees to hold the Sublessee harmless from and indemnified against all loss or damage (including, without limitation, the cost of defending same) arising from any claim by any broker claiming to have dealt with the Sublessor.

     23.  Assignment and Sublease.

          The Sublessee shall not be entitled to assign this Sublease or make any sublease for the whole or any part of the Leased Premises unless such assignment or sublease is in accordance with the terms of the Lease and with the prior written consent of the Sublessor, which shall not be unreasonably withheld so long as the proposed assignee acknowledges in writing that it shall be bound by the terms and conditions of this Sublease. In the event that the proposed assignment or sublease of this Sublease is in the context of a sale of all or substantially all of Sublessee's assets, or a merger or consolidation to which the Sublessee is a party, subject to the terms of the Lease, Sublessor may not withhold its consent for financial considerations if the assignee or sublessee has a net worth of at least Twenty Million Dollars ($20,000,000.00) at the time of any such assignment or sublease. In the event of any such assignment or sublease, the Sublessee shall remain liable for all payments due hereunder. Notwithstanding anything contained herein to the contrary, the Sublessee shall be entitled to assign this Sublease, if so permitted by the Lease, upon prior written notice to the Sublessor and upon the assignee's written agreement to be bound by the terms of this Sublease, to any entity which (a) is a parent of Sublessee (b) is a wholly-owned subsidiary of Sublessee, or (c) is otherwise controlled by or under common control with the Sublessee.

          24.  Waiver, Notices.

          No consent or waiver, express or implied by the Sublessor to or of any breath of any covenant, condition or duty of the Sublessee shall be construed as a consent or waiver to or of any other breach of the same or any other covenant, condition or duty. Any notice from the Sublessor to the Sublessee or from the Sublessee to the Sublessor shall be deemed to have been duly delivered if hand-deliver or mailed by certified mail, addressed to the Sublessee at the Leased Premises or, if to the Sublessor, at the place from time to time established for the payment of rent, and the customary certified mail receipt shall be conclusive evidence of such service.

     25.  Expressions.

          The expressions "Sublessor" and "Sublessee" or the pronoun "it", referring either to the Sublessor or the Sublessee, shall be deemed to refer to the actual Sublessor or Sublessee for the time being as the case may be, and the context hereof may admit or require, regardless of whether such Sublessor or Sublessee is a natural person, a corporation,the trustees of a trust or some other firm or entity.

     26.  Entire Agreement, Construction.

          This Sublease contains the entire agreement of the parties hereto with respect to the subject matter hereof, and no change or modifications hereof shall be valid unless made in writing, signed by all of the parties hereto.

     27.  Short Form.

          The parties hereto agree that upon request by either party, the other party will execute whatever instruments may be necessary for the recording of a short form of notice of this Sublease.

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
     28.  Construction.

          In construing this Sublease, feminine or masculine pronouns shall be substituted for those of neuter form and vice versa, and the plural for singular and singular for plural in any place where the context may require.

     29.  Governing Law and Severability.

          This Sublease shall be governed by and interpreted in accordance with the laws of the Commonwealth of Massachusetts. If any provision of this Sublease shall be determined to be invalid or unenforceable under applicable law, such provision shall, insofar as possible, be construed or applied in such manner as will permit enforcement; otherwise,this Sublease shall be construed as if such provision had never been made a part hereof.

     30.  Headings.

          The headings used herein are used only for convenience of reference and are not to be considered a part of this Sublease or to be used in determining the intent of the parties hereto.

     31.  Waiver of Subrogation.

          The Sublessor waives, discharges and releases all rights of recovery against the Sublessee and its agents and employees for any loss or damage to property of the Sublessor located on the Leased Premises or comprising a part thereof to the extent of any loss or damage covered by any insurance contracts; provided, that this waiver, discharge and release shall be operative only with respect to loss or damage occurring during such time as the insurance contracts expressly permit such waiver without affecting or impairing any contract of the Sublessor's rights to recover thereunder. The Sublessee waives, discharges and releases, and will require any subtenants or assignees to waive, discharge and release, all rights of recovery against the Sublessor and the agents and employees of the Sublessor for loss or damage to property of the Sublessee or any subtenant or assignee located on the Leased Premises to the extent of any loss or damage covered by any insurance contract;provided, that this waiver, discharge and release shall be operative only with respect to loss or damage occurring during such time as such insurance contract expressly permits such waiver without affecting or impairing such contract or the Sublessee's rights to recover thereunder.

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
          IN WITNESS WHEREOF, the Lessor and the Lessee have signed this Lease as a sealed instrument as of this 3rd day of July, 1995.

                              SUBLESSOR,



                              ________________________________
                              As Trustee and Not Individually



                              ________________________________
                              As Trustee and Not Individually



                              ELXSI, a California Corporation



                              By_____________________________
                                Its

                      SCHEDULE OF EXHIBITS

EXHIBIT A - Description of Leased Premises

EXHIBIT B - The Lease

EXHIBIT C - Purchase and Sale Warranties

EXHIBIT D - Form Non-disturbance, Attornment and Subordination
              Agreement

EXHIBIT E - Form Landlord's Consent, Waiver and Estoppel
              Certificate